UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (date of earliest event reported): December 8, 2006

                               Balchem Corporation
             (Exact name of registrant as specified in its charter)

Maryland                             1-13648             13-2578432
(State or other jurisdiction  (Commission File Number)   IRS Employer
of incorporation)                                        Identification No.)

                       P.O. Box 600, New Hampton, NY 10958
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (845) 326-5600

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02: Compensatory Arrangements for Certain Officers

         On December 8, 2006,  the Board of Directors  (the  "Board") of Balchem
Corporation (the "Company") granted certain options to, authorized certain restricted stock arrangements for, and approved the bonus program for fiscal 2007 for its executive officers, including the executive officers who were listed as "named executive officers" in the Company's proxy statement for its 2006 annual meeting of stockholders, Dino A. Rossi, the Company's President & Chief Executive Officer, Francis Fitzpatrick, the Company's Chief Financial Officer, David Ludwig, the Company's Vice President, General Manager ARC Specialty Products, Paul Richardson, the Company's Vice President, Research & Development, and Robert Miniger, the Company's Vice President, Human Resources.

         Options. The Board granted options to purchase shares of its Common Stock to certain executive officers of the Company pursuant to the Company's 1999 Stock Plan, as amended and restated (the "Plan"). Mr. Rossi, Mr. Fitzpatrick, Mr. Ludwig, Mr. Richardson and Mr. Miniger were granted options to purchase 30,000, 23,000, 18,000, 15,000, and 7,000 shares of Common Stock, respectively, at an exercise price of $26.71 per share. The options granted vest as follows: 20% on the first anniversary of the grant date; 40% on the second anniversary of the grant date; and 40% on the third anniversary of the grant date, and otherwise pursuant to the terms of the applicable Stock Option Grant agreement. These options expire on December 7, 2015.

         Restricted Stock. The Board authorized the Company to enter into Employee Restricted Stock Purchase Agreements (the "Employee Restricted Stock Agreements") with certain executive officers of the Company to purchase restricted shares of the Company's Common Stock pursuant to the Plan. The Board granted Mr. Rossi, Mr. Fitzpatrick, Mr. Ludwig, Mr. Richardson and Mr. Miniger the right to purchase up to 9,000, 3,000, 2,000, 3,000, and 1,000 shares of restricted Common Stock, respectively, at a purchase price equal to the par value of the shares ($.06-2/3 per share). The purchased stock is subject to a repurchase option in favor of the Company and to restrictions on transfer until it vests in accordance with the provisions of the Employee Restricted Stock Agreements. The purchased stock will vest in full four years from the date of the Employee Restricted Stock Agreements, or upon an earlier change of control of the Company (as defined in the Employee Restricted Stock Agreements), provided the purchaser is employed by the Company on that date. In the event the purchaser's employment with the Company is terminated for cause or upon the purchaser's voluntary resignation from the Company's employ, prior to vesting in full, the Company may repurchase all of the purchased shares at a purchase price of $.06-2/3 per share. The Company may repurchase a pro-rated amount of the purchased shares, based on the amount of time remaining until the vesting date, at a purchase price of $.06-2/3 per share in the event the purchaser ceases to be an employee of the Company prior to vesting by reason of: (1) the purchaser's voluntary retirement from the Company's employ at or after age 62; (2) the purchaser's death, major disability or significant illness; or (3) termination of the purchaser's employment by the Company without cause. Repurchases are subject to the approval of the Compensation Committee of the Board.

         Bonus Program. The Board also approved the Company's Incentive Compensation Program for the 2007 calendar year (the "ICP"). The ICP provides for the awarding of bonus compensation to executive officers and certain other employees, based

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upon the level of achievement of specific goals established for the particular officer or employee, and for the weighting of those goals to determine the amount of the bonus. No bonuses are required to be paid under the ICP unless a specified minimum level of consolidated net income before interest and taxes ("NIBIT") is achieved. The Target Bonuses of the named executive officers of the Company is based upon a percentage of each executive officer's base yearly salary and is set forth in the table below.

         Name                                            Target Bonus
         ----                                            ------------

         Dino A. Rossi                                        50%
         Francis Fitzpatrick                                  35%
         David Ludwig                                         35%
         Paul Richardson                                      35%
         Robert Miniger                                       35%

         The Compensation Committee of the Board will determine actual bonus amounts paid to the executive officers, which may be higher or lower than the Target Bonus, based upon each executive officer's performance relative to the specific established performance goals upon which the Target Bonus amounts were based.

         Pursuant to the terms of the employment agreement between the Company and Mr. Rossi, Mr. Rossi is entitled to annual bonus of up to 100% of his base salary, based upon Balchem achieving operating and/or financial targets established by the Board or an authorized committee thereof. Half of such bonus compensation is determined pursuant to the ICP. The Compensation Committee has established a minimum level of consolidated net income for the 2007 fiscal year to be achieved by the Company in order for Mr. Rossi to be entitled to the portion of such bonus compensation not covered by the ICP.

         The foregoing description of the terms of Employee Restricted Stock Agreements and the Stock Option Grant agreements is qualified in its entirety by the terms and provisions of such agreements, the forms of which are attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 7.01: Regulation FD.

         On December 12, 2006, the Company issued a press release announcing that on December 8, 2006 the Board of Directors of the Company approved and declared a 3-for-2 stock split, to be effected in the form of a stock dividend on its issued and outstanding Common Stock, as of 5:00 PM, New York City time, on December 29, 2006. Also, the Board of Directors of Balchem declared a cash dividend of $0.09 per share on all issued and outstanding shares of Common Stock held as of such record date, with the number of shares to which such cash dividend is to apply adjusted to give effect to the stock dividend. Both dividends will be payable on January 19, 2007 to stockholders of record as of the December 29, 2006 record date. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01: Financial Statements and Exhibits.

(d)      Exhibits

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Exhibit Number          Description
--------------          -----------

10.1                    Form  of  Restricted   Stock   Purchase   Agreement  for
                        Employees pursuant to the Balchem Corporation 1999 Stock Plan, as amended and restated.

10.2 Form of Agreement for Stock Option Grant to Employees pursuant to the Balchem Corporation 1999 Stock Plan, as amended and restated (incorporated by reference to Exhibit 10.3.1 to the Current Report on Form 8-K of the Company, dated September 22, 2004).

99.1                    Press Release dated December 12, 2006.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  BALCHEM CORPORATION


                                                  By:/s/ Francis J. Fitzpatrick
                                                  -----------------------------
                                                  Francis J. Fitzpatrick
                                                  Chief Financial Officer

Dated: December 14, 2006


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                                  Exhibit Index

Exhibit Number          Description
--------------          -----------

10.1                    Form  of  Restricted   Stock   Purchase   Agreement  for
                        Employees pursuant to the Balchem Corporation 1999 Stock Plan, as amended and restated.

10.2 Form of Agreement for Stock Option Grant to Employees pursuant to the Balchem Corporation 1999 Stock Plan, as amended and restated (incorporated by reference to Exhibit 10.3.1 to the Current Report on Form 8-K of the Company, dated September 22, 2004).

99.1                    Press Release dated December 12, 2006.